UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 15, 2024

Date of Report (Date of earliest event reported)

EMCORE CORPORATION

Exact Name of Registrant as Specified in its Charter

New Jersey	001-36632	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

450 Clark Dr., Budd Lake, NJ  07828

Address of principal executive offices, including zip code

(626) 293-3400

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EMKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Compensatory Arrangements of Certain Officers.

At the 2024 annual meeting of shareholders (the “Annual Meeting”) of EMCORE Corporation (the “Company”), shareholders were asked to approve an amendment to the EMCORE Corporation Amended and Restated 2019 Equity Incentive Plan (as so amended, the “Amended 2019 Plan”), which was adopted, subject to shareholder approval, by the Company’s Board of Directors (the “Board”) on December 7, 2023. As described in Item 5.07 below, the Company’s shareholders approved the Amended 2019 Plan on March 15, 2024.

The maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the Amended 2019 Plan equals the sum of the following: (a) 17,152,160 shares of common stock, plus (b) the number of any shares subject to stock options granted under the EMCORE Corporation 2012 Equity Incentive Plan, as amended and restated (the “2012 Plan”), and the EMCORE Corporation 2010 Equity Incentive Plan, as amended and restated (the “2010 Plan” and, together with the 2012 Plan, the “Prior Plans”), that were outstanding on March 22, 2019 (the date of initial shareholder approval of the EMCORE Corporation 2019 Equity Incentive Plan (the “Shareholder Approval Date”)), which expire, or for any reason are cancelled or terminated, after the Shareholder Approval Date without being exercised, plus (c) the number of any shares subject to restricted stock and restricted stock unit awards granted under the Prior Plans that were outstanding and unvested on the Shareholder Approval Date and that are forfeited, terminated, cancelled, or otherwise reacquired by the Company without having become vested, after the Shareholder Approval Date.

The Board or one or more committees appointed by the Board administers the Amended 2019 Plan. The Board has delegated general administrative authority for the Amended 2019 Plan to the Compensation Committee of the Board. The Board or a committee thereof (within its delegated authority) may delegate different levels of authority to different committees or persons with administrative and grant authority under the Amended 2019 Plan. The administrator of the Amended 2019 Plan has broad authority under the Amended 2019 Plan to, among other things, select participants and determine the type(s) of award(s) that they are to receive, and determine the number of shares that are to be subject to awards and the terms and conditions of awards, including the price (if any) to be paid for the shares or the award.

Persons eligible to receive awards under the Amended 2019 Plan include officers or employees of the Company or any of its subsidiaries, directors of the Company, and certain consultants and advisors to the Company or any of its subsidiaries.

The types of awards that may be granted under the Amended 2019 Plan include stock options, stock appreciation rights, restricted stock, stock bonuses, stock units and other forms of awards granted or denominated in our common stock or units of our common stock, as well as certain cash bonus awards.

Shares subject to outstanding awards that expire, are cancelled, or otherwise terminate and shares subject to outstanding awards that are settled in cash will be available for issuance under the Amended 2019 Plan; however, any shares exchanged or withheld by the Company to satisfy any purchase price and tax withholding obligations related to options, stock appreciation rights or “full-value awards,” as well as the total number of shares subject to any stock appreciation rights will count against the share limit and will not be available for issuance under the Amended 2019 Plan.

The foregoing summary of the Amended 2019 Plan is qualified in its entirety by reference to the text of the Amended 2019 Plan, which is attached as Exhibit 10.1 and is incorporated herein by this reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)            On March 15, 2024, the Company held the Annual Meeting in Pasadena, California.

(b)            Below are the voting results for the matters submitted to the Company’s shareholders for a vote at the Annual Meeting:

(1)    The election of each of the following director nominees to the Board, to each serve a one-year term expiring at the Company’s 2025 annual meeting of shareholders or until their respective successors are duly qualified and elected. The nominees were each elected as a director with the following votes:

Nominee	Votes For	Withheld	Broker Non-Votes
Cletus C. Glasener	42,987,443	2,637,813	20,019,091
Bruce E. Grooms	35,058,906	10,566,350	20,019,091
Noel Heiks	35,876,870	9,748,386	20,019,091
Rex S. Jackson	35,079,461	10,545,795	20,019,091
Jeffrey Rittichier	35,608,537	10,016,719	20,019,091
Jeffrey J. Roncka	42,468,854	3,156,402	20,019,091

(2)            A proposal to approve an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect, at the sole discretion of the Board, a reverse stock split of the Company’s outstanding common stock at a ratio ranging from 5:1 to 12:1, with such ratio to be determined by the Board. This proposal was approved by shareholders with 57,483,777 votes in favor, 7,806,418 votes against and 354,152 abstentions.

(3)            A proposal to approve, subject to the Board’s discretion to adopt, an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares. This proposal was approved by shareholders with 50,221,457 votes in favor, 14,990,477 votes against and 432,413 abstentions.

(4)            A proposal to ratify the approval of the Company’s Section 382 Tax Benefits Preservation Plan. This proposal was approved by shareholders with 42,060,352 votes in favor, 3,330,789 votes against, 234,115 abstentions and 20,019,091 broker non-votes.

(5)            A proposal to approve an amendment to the EMCORE Corporation Amended and Restated 2019 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the plan by 7,890,000 shares. This proposal was approved by shareholders with 31,758,200 votes in favor, 13,503,964 votes against, 363,092 abstentions and 20,019,091 broker non-votes.

(6)            A proposal to approve, on an advisory basis, the executive compensation of the Company’s named executive officers. This proposal was approved by shareholders with 35,037,213 votes in favor, 9,601,553 votes against, 986,490 abstentions and 20,019,091 broker non-votes.

(7)            A proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024. This proposal was approved by shareholders with 65,019,916 votes in favor, 567,089 votes against and 57,342 abstentions.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	EMCORE Corporation Amended and Restated 2019 Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

	By:	/s/ Tom Minichiello
Dated: March 20, 2024
	Name:	Tom Minichiello
	Title:	Chief Financial Officer